                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            ________________________



                                    FORM 8-K

                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 June 14, 2001



                                FMC CORPORATION
  --------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                        1-2376                 94-4079804
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
   of incorporation)                  File Number)          Identification No.)



              200 East Randolph Drive, Chicago, Illinois   60601
  --------------------------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is furnished as part of this report to the extent described in Item 9.


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  Exhibit Number                    Topic                        Presenter
--------------------------------------------------------------------------------
Exhibit 99a              FMC Corporation--Increasing         William G. Walter
                         Shareholder Value
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Item 9. Regulation FD Disclosure. The Merrill Lynch Chemical Conference was held on June 14, 2001 in Chicago, IL. A slide presentation made at the meeting by William G. Walter, Executive Vice President, FMC Corporation, is attached hereto as an exhibit to this report. These slides may also be accessed at the company's website (www.fmc.com). The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Corporation that the information is material or that investors should consider this information before deciding to buy or sell FMC securities.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FMC CORPORATION


                                   By /s/ Stephen F. Gates
                                     ---------------------
                                     Stephen F. Gates
                                     Senior Vice President, General
                                      Counsel and Secretary



Date: June 15, 2001